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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

Two Portland Square, Portland, Maine 04101

General Information   (207) 879-6200
Account Information   (800) 344-8332
Fund Literature       (800) 290-9826
Fax                   (207) 879-6050

INVESTMENT OBJECTIVE

The Fund seeks long term capital appreciation through investment in securities markets outside the United States. Securities are selected on the basis of potential for capital appreciation without regard for current income. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in International Equity Fund (the 'Portfolio'), a registered open-end investment company with substantially the same investment objective and policies of the Fund. The enclosed annual report includes the financial statements of both the Fund and the Portfolio.

INVESTMENT ADVISER

Schroder Capital Management International Inc., (the 'Investment Adviser') is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide. The Schroder Group has been managing international investment portfolios since the early years of this century. At October 31, 1996 the Schroder Group had over $130 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $20 billion under management.

                                                                December 2, 1996

Dear Shareholder:

     The fiscal year ending October 31, 1996 was a slightly disappointing one for international markets, compared with the U.S. market, and for the Schroder International Fund, compared with the unmanaged MSCI EAFE Index. The MSCI EAFE index returned 10.44% compared with 24.01% for the unmanaged S&P 500 Index'r', while your Fund's return was 10.05% for the fiscal year. Nearly all the relative underperformance occurred in late 1995 and over the most recent fiscal quarter (August 1 -- October 31, 1996). During the summer, the Fund took a slightly more aggressive stance on a view that the world economic outlook appeared positive and moved more assets into smaller Japanese companies and the peripheral markets of Europe whose bond markets would be beneficiaries of investor perceptions that European Monetary Union would proceed. We believe that this has positioned the Fund well for the next 18-24 months.

     International markets were influenced by a number of factors over the last year: (i) the continued strength of the U.S. economy but a softer U.S. dollar,
(ii) a slow recovery of the Japanese economy, (iii) a rally in European bond markets -- especially in the weaker currency markets like Spain, Italy and Portugal, (iv) a marked slowdown in the rate of growth of several economies of the Pacific Basin. On the political front, in addition to maintaining the status quo in the U.S. elections, the Japanese were reluctant to give the Liberal Democratic Party a full mandate. They increased their number of representatives but failed to gain an outright majority.

     We believe the overall economic background around the world is still sound and should continue to favor equity investments. Inflation remains subdued in the major industrialized countries as Consumer Price Index (CPI)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
numbers vary from a negative 0.4% in Japan to 1.5% in Germany and 2.7% in the United Kingdom, all lower then the U.S. where the CPI is now at 3.0%. The resulting effect is that interest rates are very low and, especially in Continental Europe, are unlikely to increase significantly in the near future. The discount rate in Germany is 2.5% while in Japan it remains at its historic low of 0.5% compared to 5.0% in the U.S. Looking at the long term, ten year bonds yield less than 3.0% in Japan and less then 6.0% in Germany. The United Kingdom, which is enjoying more robust economic growth and higher inflation than the rest of Europe, has seen a small hike in their discount rate and has a weaker bond market with yields on ten year bonds around the 7.3% mark.

     The case for placing a portion of a long term investment portfolio into an international fund is even more compelling after yet another year of superior U.S. returns. The restructuring of corporations around the world which is well advanced and recognized in the U.S. is just getting underway in continental Europe and has much further to go in Japan. As developed countries grapple with the implications of their aging populations, more and more emphasis will be placed towards self-directed, equity pension provisions. This is a marked change, offering an opportunity for greater realization of shareholder value.

     We remain excited by the investment opportunities around the world and thank you for your continuing support and interest in the Fund.

     Sincerely,

HERMANN C. SCHWAB                                          LAURA E. LUCKYN-MALONE
Hermann C. Schwab                                          Laura E. Luckyn-Malone
Chairman                                                   President

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                                       2

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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 1996)

     At fiscal year end, October 31, 1996, the Portfolio was approximately 95.6% invested in equities and 4.4% in cash and other assets.

     In Japan, our forecast for growth was substantially higher than the consensus and as a result we were relatively optimistic about the equity market. Since then, consensus estimates for growth in 1996 have risen from 1.5% to 3.6%. For 1997 we are again more bullish than most, projecting a 3.0% GDP growth versus an average forecast of 1.8%. Moreover, this consensus estimate includes overseas forecasters and it is likely that a domestic consensus would be closer to 1.0%, reflecting continued gloom prevailing in Japan. Our more optimistic view is driven in part by continuing higher expectations on private capital investments. If anything, we have underestimated the strength of many companies' cashflow which should continue to lead investment spending.

     Hence we have shifted the portfolio in Japan in order to reflect our more bullish view on the economy. Small and medium capitalization companies, whose stocks tend to perform better in an expanding economy, have been added and profits have been taken in larger companies. The proceeds of sales of companies like Matsushita Electric Industrial Company Ltd., Sankyo Company Ltd, Fanuc Company and Shin-Etsu Chemical Company have been invested in securities such as Credit Saison, a very successful consumer credit company; Glory Ltd., a manufacturer of ATMs; and Meiko Shokai, a leading producer of environmentally friendly paper shredding machines.

     In Continental Europe, we believe the key focuses that have been driving the markets are and will continue to be (i) expectations of non-inflationary recovery, (ii) EMU convergence, and (iii) the broad theme of corporate restructuring and increased attention from corporations to shareholder value.

     Within Continental Europe, we have slightly repositioned the Fund in favor of the Southern countries. We have bought for the first time in a long while some Spanish and Portuguese stocks, including Centros Comerciales Pryca SA, a leading Spanish retailer, Banco Popular Espanol, Sociedaded de Investimento e Gestao SGPS SA Semapa, the second largest cement producer in Portugal and Portugal Telecom SA. In France, we have purchased Canal Plus after a major acquisition which currently makes them the largest pay TV company in Continental Europe and Societe Generale, in our opinion, one of the best run private banks in France. We have also added I.S.S. International Service System, a Danish service company, when management announced the divestment of their loss making U.S. operations and Gucci Group NV, the well-known luxury goods manufacturer.

     The under-performance of the Southern European countries over the last three years has prompted us to look for value in these markets. We believe it is a good time to take some profits in stocks that have dramatically outperformed, especially in the Netherlands, and to take advantage of an improving interest rate environment South of the Rhine. With the expectation of EMU approaching, bond rates in Continental Europe are moving more in line with German rates. The interest rate gap between Germany and the other Continental European countries is rapidly narrowing, thus creating a rally in bonds in the weak currency markets of Europe that have had sound economic policies for several years now. Spain and Portugal stand out in this regard while Italy and Greece still seem a long way from joining mainstream Europe.

     The weakness of manufacturing in the United Kingdom has been in marked contrast to consumer demand, where most indices of activity such as retail and auto sales, housing prices, consumer credit and money supply growth have continued to accelerate. Typically, manufacturing tends to lag the pick-up in consumer demand by six months and in anticipation of this we have bought stocks such as Pilkington plc, the glass manufacturer, and British Steel plc. Overall, we have steadily increased our weighting over the last two quarters in spite of inflationary pressures because we believe the outlook for the stock market in the medium term looks favorable, so long as bond yields remain stable. The prospective rating on the market is also in line with its ten year average.

     Emerging Asia as a group gave back much of its gains acquired in the first half of the fiscal year. Factors preventing a sustained recovery in Asian markets include worries over debt accumulation in Thailand, political instability in Indonesia, weak economic growth rates in the region as a whole and disappointing earnings results.

--------------------------------------------------------------------------------
                                       3



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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
The weakness of the yen combined with sharp drops in semi-conductor prices and lackluster global demand for electronic goods have had a depressing effect on exports for many countries in South East Asia. A notable exception in the region has been Hong Kong, where local shares benefited from accelerated growth in China and strengthening real estate prices.

PORTFOLIO MANAGERS' Q & A
IS THE EUROPEAN MONETARY UNION (EMU) GOING TO TAKE PLACE?

     Joining EMU has now become the major policy issue of most Continental European countries. It explains to a large extent the prolonged recession these countries have endured. The 'Maastricht' requirements have led to very tight fiscal and monetary policies. Towards the end of the Fund's fiscal year there began to be signs of an economic recovery throughout the continent. It would thus be a very inopportune time to cancel a process of unification that has been going on for so long and that is about to succeed. We believe it is too late for the political authorities in charge in Europe to retreat. Too much of their credibility is at stake.

WHO WILL JOIN EMU?

     Six countries are most likely to become members at the outset: Germany, France, Austria, Belgium, Luxembourg and the Netherlands. Lately, several countries have been pushing hard to join the union by 1999. These are Spain, Portugal, Ireland and Italy. It is likely that some of these will be accepted. Those who will not be admitted will join at a later stage and will in the meantime be part of a monetary system that will help stabilize their currency.

     The views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

    INVESTMENT ADVISER'S REPORT -- COMPARISON OF CHANGE IN VALUE OF $10,000
                                   INVESTMENT

The following Chart compares a change in value of a $10,000 investment in the Fund and the performance of the Morgan Stanley Capital International ('MSCI') EAFE Index. The MSCI EAFE Index is a market capitalization index composed of companies representative of the market structure of 20 Developed Market countries in Europe, Australasia, and the Far East. As of December 1995, the EAFE index was composed of 1,112 companies. The Index excludes the effect of any fees or sales charges. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Past performance cannot predict nor guarantee future results.


      Schroder International Fund vs Morgan Stanley EAFE Index

Investment Value on 10/31/96
----------------------------
Schroder International Fund       $26,956
MSCI EAFE Index                   $24,352

Average Annual Total Return on 10/31/96
---------------------------------------
                                  1 Year  5 Years    10 Years
                                  ------  --------   --------
Schroder International Fund       10.05%   10.55%    10.42%
MSCI EAFE Index                   10.44%    7.64%     9.30%

                       [GRAPH]


Schroder International Fund       MSCI EAFE INDEX
$ 1,000                           $ 1,000
 10,567                            10,576
 11,585                            11,137
 11,697                            12,319
 12,012                            12,689
 12,415                            13,729
 13,140                            15,182
 13,431                            15,182
 13,640                            14,698
 14,051                            14,673
 14,616                            15,773
 14,526                            15,525
 11,374                            13,350
 11,285                            13,481
 12,016                            13,881
 12,042                            14,130
 12,655                            15,071
 13,269                            15,996
 13,545                            16,228
 13,340                            15,709
 13,224                            15,296
 13,322                            15,775
 12,691                            14,749
 12,815                            15,392
 13,454                            16,708
 14,272                            17,704
 14,358                            17,803
 14,528                            18,117
 14,349                            18,209
 14,260                            17,852
 14,572                            18,018
 14,287                            17,038
 14,331                            16,752
 15,770                            18,854
 16,118                            18,008
 16,940                            18,827
 16,263                            18,072
 16,815                            18,979
 17,535                            19,680
 17,453                            18,947
 16,627                            17,627
 16,215                            15,790
 16,160                            15,665
 17,629                            17,453
 18,098                            17,300
 18,584                            17,542
 16,730                            15,839
 14,516                            13,631
 16,251                            15,753
 15,507                            14,824
 15,535                            15,064
 15,962                            15,550
 17,201                            17,217
 16,174                            16,184
 16,324                            16,343
 16,254                            16,513
 15,407                            15,301
 16,119                            16,052
 15,708                            15,726
 16,443                            16,611
 16,323                            16,847
 15,538                            16,061
 16,251                            16,891
 16,292                            16,531
 16,086                            15,939
 15,575                            14,887
 16,076                            14,957
 16,978                            15,959
 16,559                            15,203
 16,077                            14,814
 16,281                            15,743
 15,954                            15,431
 15,523                            14,621
 15,421                            14,758
 15,600                            14,835
 15,568                            14,833
 15,909                            15,281
 16,797                            16,614
 17,933                            18,192
 18,098                            18,576
 18,045                            18,286
 18,675                            18,926
 19,883                            19,948
 20,090                            19,500
 21,040                            20,100
 20,266                            18,343
 22,732                            19,668
 24,030                            21,330
 23,499                            21,270
 22,422                            20,353
 23,083                            21,216
 23,104                            21,095
 22,845                            21,393
 23,218                            21,598
 24,172                            22,108
 23,602                            21,411
 24,005                            22,124
 23,035                            21,060
 22,782                            21,193
 21,458                            20,379
 21,337                            20,320
 22,548                            21,558
 23,227                            22,400
 23,638                            22,131
 23,730                            21,744
 24,960                            23,098
 24,211                            22,216
 24,983                            22,649
 24,503                            22,038
 24,665                            22,655
 25,413                            23,568
 26,058                            23,664
 26,339                            23,745
 26,729                            24,248
 27,496                            24,954
 27,496                            24,495
 27,738                            24,632
 26,823                            23,912
 27,024                            23,965
 27,562                            24,603
 26,956                            24,352



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                                       5




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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1996 (UNAUDITED)

                               COUNTRY WEIGHTINGS


COUNTRY            % OF NET ASSETS    MSCI EAFE INDEX
-----------------------------------------------------
Japan                    27.6%             35.4%
United Kingdom           15.2%             18.2%
Switzerland               8.8%              5.9%
Netherlands               8.5%              4.5%
Germany                   7.4%              7.3%
France                    6.5%              6.8%
Hong Kong                 4.1%              3.6%
Malaysia                  2.9%              2.6%
Sweden                    2.0%              2.4%
Singapore                 2.0%              1.3%
Korea, Republic
  Of                      1.5%              0.0%
Indonesia                 1.5%              0.0%
Philippines               1.3%              0.0%
Spain                     1.0%              2.0%
Thailand                  0.9%              0.0%
Brazil                    0.8%              0.0%
Italy                     0.8%              2.7%
Portugal                  0.7%              0.0%
Canada                    0.6%              0.0%
Denmark                   0.6%              0.9%
Chile                     0.3%              0.0%
Argentina                 0.3%              0.0%
Mexico                    0.3%              0.0%
Cash & Other
  Assets                  4.4%              0.0%
                   ---------------
Total                   100.0%
                   ---------------
                   ---------------

                 INVESTMENT BY INDUSTRY

INDUSTRY                                 % OF NET ASSETS
--------------------------------------------------------
Capital Equipment                              21.3%
Consumer Durables                               3.2%
Consumer Non-durables                           6.1%
Energy                                          6.8%
Finance                                        15.8%
Materials                                      11.2%
Multi-Industry                                  6.9%
Services                                       24.3%
Cash & Other Assets                             4.4%
                                         ---------------
Total                                         100.0%
                                         ---------------
                                         ---------------


                    TOP TEN HOLDINGS
SECURITY                                 % OF NET ASSETS
--------------------------------------------------------
Ito-Yakado Company Ltd. (Jpn)                  2.9%
Ciba-Geigy AG (Swtz)                           2.7%
Int'l Nederlanden Group NV (Net)               2.6%
Takeda Chemical Industries (Jpn)               2.4%
ABB Asea Brown Boveri Ltd. (Swtz)              2.1%
Tokio Marine & Fire Insurance Company
  (Jpn)                                        2.1%
Kobe Steel Ltd. (Jpn)                          2.1%
Fuji Photo Film Company (Jpn)                  1.9%
Heineken NV (Net)                              1.7%
Elf Aquitaine (Fr)                             1.6%
                                         ---------------
Total                                         22.1%
                                         ---------------
                                         ---------------

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                                       6

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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
         Investment in International Equity Fund (Portfolio) (cost
           $171,921,093) (Note 2)                                        $202,743,299
         Receivable for Fund shares sold                                      129,038
                                                                         ------------

                              Total Assets                                202,872,337
                                                                         ------------
LIABILITIES:
         Payable for Fund shares redeemed                                      64,222
         Accrued administration fees (Note 3)                                  29,548
         Other payables and accrued expenses                                   43,365
                                                                         ------------

                              Total Liabilities                               137,135
                                                                         ------------
                              Net Assets                                 $202,735,202
                                                                         ------------
                                                                         ------------
NET ASSETS CONSIST OF:
         Paid-in capital                                                 $141,244,182
         Undistributed net investment income                                4,398,568
         Accumulated net realized gains on investments, forward
           foreign currency contracts and foreign currency
           transactions                                                    26,102,194
         Net unrealized appreciation of investments, forward foreign
           currency contracts and foreign currency transactions            30,990,258
                                                                         ------------
                              Net Assets                                 $202,735,202
                                                                         ------------
                                                                         ------------
                              Net Asset Value per share
                                ($202,735,202 divided by
                                10,134,012 shares outstanding)                 $20.01
                                                                         ------------
                                                                         ------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       7



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
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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME ALLOCATED FROM INTERNATIONAL EQUITY FUND
    (PORTFOLIO):
         Dividend income (net of foreign withholding taxes of $627,277)   $ 3,819,695
         Interest income                                                      215,253
         Expenses                                                          (1,633,225)
                                                                          -----------
                              Net Investment Income from International
                                 Equity Fund (Portfolio)                    2,401,723
                                                                          -----------
EXPENSES:
         Administration fees (Note 3)                                         434,804
         Transfer agent fees and expenses (Note 3)                             51,328
         Accounting service fees (Note 3)                                      12,000
         Other professional fees                                               28,549
         Registration fees                                                     15,114
         Trustees fees and expenses                                             6,155
         Other                                                                 38,319
                                                                          -----------
                              Total Expenses                                  586,269
         Fee waiver (Note 3)                                                  (61,259)
                                                                          -----------
                              Net Expenses                                    525,010
                                                                          -----------

NET INVESTMENT INCOME                                                       1,876,713
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN
    CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM
    INTERNATIONAL EQUITY FUND (PORTFOLIO):
         Net realized gain on investments                                  26,223,818
         Net realized gain on forward foreign currency contracts and
           foreign currency transactions                                    2,906,658
                                                                          -----------
                              Net realized gain on investments, forward
                                 foreign currency contracts and foreign
                                 currency transactions                     29,130,476
                                                                          -----------
         Net change in unrealized appreciation of investments             (10,351,525)
         Net change in unrealized appreciation of forward foreign
           currency contracts and foreign currency transactions               168,052
                                                                          -----------
                              Net change in unrealized appreciation of
                                 investments, forward foreign currency
                                 contracts and foreign currency
                                 transactions                             (10,183,473)
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN
CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                       18,947,003
                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $20,823,716
                                                                          -----------
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       8



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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR        FOR THE YEAR
                                                             ENDED               ENDED
                                                        OCTOBER 31, 1996    OCTOBER 31, 1995
                                                        ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
         Net investment income                            $  1,876,713        $  1,965,002
         Net realized gain on investments, forward
           foreign currency contracts and foreign
           currency transactions                            29,130,476          58,061,286
         Net change in unrealized appreciation of
           investments, forward foreign currency
           contracts and foreign currency
           transactions                                    (10,183,473)        (59,690,024)
                                                        ----------------    ----------------
         Net increase in net assets resulting from
           operations                                       20,823,716             336,264
                                                        ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
         Net realized gain on investments                  (23,782,759)        (54,730,616)
         Net investment income                              (5,164,431)                 --
                                                        ----------------    ----------------
         Total distributions to shareholders               (28,947,190)        (54,730,616)
                                                        ----------------    ----------------
NET DECREASE FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)       (1,470,903)       (233,780,034)
                                                        ----------------    ----------------
DECREASE IN NET ASSETS                                      (9,594,377)       (288,174,386)
NET ASSETS:
         Beginning of period                               212,329,579         500,503,965
                                                        ----------------    ----------------
         End of period                                    $202,735,202        $212,329,579
                                                        ----------------    ----------------
                                                        ----------------    ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

         SCHRODER INTERNATIONAL FUND (THE 'FUND'), formerly known as International Equity Fund, is a separately managed, diversified portfolio of Schroder Capital Funds (Delaware) (the 'Trust'), a registered open-end management investment company under the Investment Company Act of 1940 (the 'Act'). On November 1, 1996, the Fund contributed substantially all its investable assets to the International Equity Fund (Portfolio) (the 'Portfolio') in exchange for an interest in the Portfolio. The Fund currently seeks to achieve its investment objective by holding as its only investment security, an interest in the Portfolio, a separate portfolio of a registered open-end management investment company having the same investment objective and policies as the Fund. The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of the date of this report, the Fund is the only institutional investor that has invested in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All investors will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

         On May 16, 1996, the Fund began offering two classes of shares ('Investor Shares' and 'Advisor Shares'). On May 16, 1996, all existing shares of the Fund were converted to Investor Shares. As of October 31, 1996, the Fund had not sold any Advisor Shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

         The Fund's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  SECURITY VALUATION

         The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in the Portfolio Notes to the Financial Statements which are included elsewhere in this report.

  INVESTMENT INCOME AND EXPENSES

         The Fund records daily its prorata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund accrues its own expenses.

  DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized or unrealized gain or loss. Undistributed net investment income and accumulated undistributed net realized gain or loss may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

3. RELATED PARTIES:

         The Fund currently invests all of its assets in the Portfolio, which retains Schroder Capital Management International Inc. ('SCMI') as investment adviser pursuant to an Investment Advisory Contract. SCMI manages the investment and reinvestment of the assets included in the Portfolio and continuously reviews, supervises and administers the Portfolio's investments. It is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as investment adviser to the Portfolio, SCMI is entitled to receive a monthly fee equal on an annual basis to 0.45% of the average daily net assets of the Portfolio.

         The Fund may, at any time, withdraw its investment from the Portfolio if the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund so withdraws its investment. SCMI will not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio or any other investment company.

         On behalf of the Fund , the Trust has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ('Schroder Advisors'). In addition, the Trust and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ('Forum'). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary to the Fund's operations other than the investment management and administrative services provided to the Fund by SCMI pursuant to the Investment Advisory Contract. For these services, Schroder Advisors receives from the Fund, a fee payable monthly at an annual rate of 0.20% of the average daily net assets of the Fund. Payment for Forum's services is made by Schroder Advisors and is not a separate expense of the Fund. Schroder Advisors and Forum provide similar services to the Portfolio, for which Schroder Advisors is separately compensated at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio. For the year ended October 31, 1996, Schroder Advisors waived a portion of its fees totaling $61,259 with respect to the Fund. SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year to the extent that the Fund's total expenses exceed 0.99% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Board of Trustees.

         Forum Financial Corp. ('FFC') , an affiliate of Forum, performs portfolio accounting services for the Fund pursuant to a Fund Accounting Agreement with the Trust. Under its agreement, FFC prepares and maintains books and records of the Fund on behalf of the Trust that are required to be maintained under the Act, calculates the net asset value per share of the Fund, calculates dividend and capital gain distributions and prepares periodic reports to the shareholders and the Securities and Exchange Commission. For its services, FFC receives from the Trust, with respect to the Fund, a fee of $12,000 per year.

         FFC is also the Fund's transfer agent and dividend disbursing agent and is compensated for those services by the Fund in the amount of $12,000 per year, plus certain shareholder account fees.

4. FEDERAL INCOME TAXES:

         As it is the Fund's policy to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no Federal income tax provision is required.

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

5. CAPITAL SHARES TRANSACTIONS:

         The Fund is authorized under the Trust's Trust Instrument to issue an unlimited number of Investor shares and Advisor shares of beneficial interest without par value. At October 31, 1996, the Fund had issued only one class of shares, Investor Shares, of which there were 10,134,012 shares outstanding. Transactions in the Fund's capital shares for the years ended October 31, 1996 and 1995 were as follows:

                                                 Year Ended October 31,           Year Ended October 31,
                                                          1996                             1995
------------------------------------------------------------------------------------------------------------

                                                Number                           Number
                                                  of                               of
                                                Shares           Amount          Shares           Amount
------------------------------------------------------------------------------------------------------------

Shares sold                                    2,432,723       $48,286,814       3,833,382     $  76,164,063
Shares issued for reinvestment of dividends      702,811        13,346,133         370,622         7,211,233
                                              ----------       -----------     -----------     -------------
                                               3,135,534        61,632,947       4,204,004        83,375,296
Shares redeemed                               (3,155,010)      (63,103,850)    (15,654,701)     (317,155,330)*
                                              ----------       -----------     -----------     -------------
Net (decrease)                                   (19,476)      $(1,470,903)    (11,450,697)    $(233,780,034)
                                              ----------       -----------     -----------     -------------
                                              ----------       -----------     -----------     -------------

* In November 1994, a major institutional investor in the Fund redeemed-in-kind on a pro-rata basis approximately $281 million in securities held by the fund resulting in a gain of $51,501,484 to the Fund. Through this redemption such institutional investor transferred its investments in the Fund to a fund in its own family of mutual funds, for which Schroder Capital Management International Inc. serves as the investment adviser.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

6. FINANCIAL HIGHLIGHTS:
    Selected per share data and ratios:

                                                                 Year Ended October 31,
                                                1996(c)            1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of period             $20.91           $23.17     $20.38     $15.15     $16.22
                                                --------          ------     ------     ------     ------
Investment Operations:
    Net investment income                          0.15(b)          0.46       0.18       0.08       0.25
    Net realized and unrealized gain (loss)
       on investments                              1.74           (0.18)       2.69       5.27     (1.04)
                                                --------          ------     ------     ------     ------
Total from investment operations                   1.89             0.28       2.87       5.35     (0.79)
                                                --------          ------     ------     ------     ------
Distributions to shareholders:
    From net investment income                   (0.47)               --     (0.08)     (0.12)     (0.23)
    From net realized gain on investments        (2.32)           (2.54)         --         --     (0.05)
                                                --------          ------     ------     ------     ------
Total distributions                              (2.79)           (2.54)     (0.08)     (0.12)     (0.28)
                                                --------          ------     ------     ------     ------
Net Asset Value, End of period                   $20.01           $20.91     $23.17     $20.38     $15.15
                                                --------          ------     ------     ------     ------
                                                --------          ------     ------     ------     ------
Total Return                                     10.05%            2.08%     14.10%     35.54%     (4.93%)

Ratios/Supplementary Data:
Net Assets, End of period (thousands)           2$02,735          $212,330   $500,504   $320,550   $159,556
Ratio of expenses to average net assets net
  of fee waivers                                0.99%(b)           0.91%      0.90%      0.91%      0.93%
Ratio of net investment income to average net
  assets net of fee waivers                     0.86%(b)           0.99%      0.94%      0.87%      1.62%
Ratio of expenses to average net assets
  excluding fee waivers                         1.04%(b)           N/A        N/A        N/A        N/A
Ratio of net investment income to average net
  assets excluding fee waivers                  0.81%(b)           N/A        N/A        N/A        N/A
Portfolio turnover rate(a)                        N/A             61.26%     25.17%     56.05%     49.42%

(a) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

(b) Includes of the Fund's proportionate share of income and expenses of the Portfolio.

(c) On May 16, 1996, the Fund began offering two classes of shares Investor Shares and Advisor Shares, and all existing shares of the Fund were converted to Investor Shares.

                                 *    *    *    *

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)

  SPECIAL 1996 TAX INFORMATION (UNAUDITED)

         The Fund intends to elect to pass through the credit for taxes paid in foreign countries during its fiscal year ended October 31, 1996. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding October 31, 1996) is as follows:

COUNTRY                   DIVIDENDS    FOREIGN TAX
-----------------------   ---------    -----------
Argentina                  $ 0.0009      $0.0000
Brazil                       0.0105       0.0014
Canada                       0.0040       0.0006
Chile                        0.0022       0.0008
France                       0.0344       0.0054
Germany                      0.0288       0.0024
Hong Kong                    0.0265       0.0000
Indonesia                    0.0073       0.0011
Korea                        0.0052       0.0008
Italy                        0.0094       0.0016
Japan                        0.0391       0.0057
Malaysia                     0.0053       0.0015

COUNTRY                   DIVIDENDS    FOREIGN TAX
-----------------------   ---------    -----------
Mexico                     $ 0.0026      $0.0000
Netherlands                  0.0548       0.0080
Philippines                  0.0017       0.0004
Singapore                    0.0064       0.0017
Spain                        0.0011       0.0002
Sweden                       0.0126       0.0019
Switzerland                  0.0302       0.0045
Thailand                     0.0076       0.0008
United Kingdom               0.1455       0.0232
Venezuela                    0.0001       0.0000
                          ---------    -----------
Total                      $ 0.4362      $0.0620
                          ---------    -----------
                          ---------    -----------

         The pass through of foreign tax credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 1996. The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in gross income for U.S. federal income tax purposes with an offsetting deduction from gross income or a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid. The allocation of foreign taxes will be reflected in your 1996 Form 1099-Div.

  DISTRIBUTIONS (UNAUDITED)

         During the fiscal year ended October 31, 1996, the Fund distributed $14,028,573 in long term capital gain to shareholders.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

         To the Shareholders and Trustees of Schroder International Fund:

         We have audited the accompanying statement of assets and liabilities of the Schroder International Fund (a separately managed portfolio of Schroder Capital Funds (Delaware)), as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Schroder International Fund as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1996
             STOCKS AND WARRANTS  -  95.6%

        SHARES                                     VALUE US$
       -------                                     ----------
                ARGENTINA  -  0.3%
                COMMON STOCK
       101,222  Compania Naviera Perez
                 Companc SA
                 Multi-Industry                $    637,817
                                               ------------
                                                    637,817
                                               ------------
                BRAZIL  -  0.8%
                COMMON STOCK
        21,500  Telecomunicacoes Brasileiras
                 SA  -  Telebras ADR
                 Services                         1,601,750
                                               ------------
                                                  1,601,750
                                               ------------
                CANADA  -  0.6%
                COMMON STOCK
        72,000  NOVA Corporation
                 Materials                          622,819
        32,000  Noranda Inc.
                 Materials                          703,952
                                               ------------
                                                  1,326,771
                                               ------------
                CHILE  -  0.3%
                COMMON STOCK
         7,000  Compania de Telecomunicacion
                 de Chile SA ADR
                 Services                           690,375
                                               ------------
                                                    690,375
                                               ------------
                DENMARK  -  0.6%
                COMMON STOCK
        41,600  ISS International Service
                 System A/S
                 Services                         1,181,086
                                               ------------
                                                  1,181,086
                                               ------------
                FRANCE  -  6.5%
                COMMON STOCK
         8,900  Canal Plus
                 Services                         2,205,748
        17,556  Compagnie Generale des Eaux
                 Energy                           2,099,902
        41,500  Elf Aquitaine
                 Energy                           3,321,170
        50,301  Michelin(Cie Gle Des Etabl.)
                 Materials                        2,427,312
        13,820  Primagaz (Cie Des Gaz
                 Petrole)*
                 Energy                           1,428,480
        16,000  Societe Generale
                 Finance                          1,725,853
                WARRANTS
         1,256  Primagaz (Cie Des Gaz
                 Petrole)*
                 Energy                              24,342
                                               ------------
                                                 13,232,807
                                               ------------
                GERMANY  -  7.4%
                COMMON STOCK
        58,500  Bayer AG
                 Materials                     $  2,211,340
         1,500  Linde AG
                 Capital Equipment                  935,765
         4,500  Mannesmann AG
                 Capital Equipment                1,754,560
        44,000  Siemens AG
                 Capital Equipment                2,277,055
        59,000  Veba AG
                 Multi-Industry                   3,151,579
            62  Wella AG
                 Consumer Non-Durables               35,441
                PREFERRED STOCK
         9,585  GEA AG
                 Services                         3,243,140
         2,496  Wella AG
                 Consumer Non-Durables            1,420,206
                                               ------------
                                                 15,029,086
                                               ------------
                HONG KONG  -  4.1%
                COMMON STOCK
       148,100  Cheung Kong Holdings Ltd.
                 Finance                          1,187,512
       488,000  Citic Pacific Ltd.
                 Multi-Industry                   2,373,007
       298,400  Hutchison Whampoa Ltd.
                 Multi-Industry                   2,083,934
        93,000  Sun Hung Kai Properties Ltd.
                 Finance                          1,058,417
       174,400  Swire Pacific Ltd.
                 Multi-Industry                   1,539,361
                                               ------------
                                                  8,242,231
                                               ------------
                INDONESIA  -  1.5%
                COMMON STOCK
       387,100  PT Indofoods Sukses Makmur
                 Consumer Non-Durables              814,599
       213,000  PT Indosat
                 Services                           644,901
       578,000  PT Telekomunikasi Indonesia
                 Services                           862,594
        42,490  PT Unilever Indonesia
                 Services                           638,673
                                               ------------
                                                  2,960,767
                                               ------------
                ITALY  -  0.8%
                COMMON STOCK
       704,455  Telecom Italia SpA
                 Energy                           1,570,256
                                               ------------
                                                  1,570,256
                                               ------------

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1996

 SHARES                                      Value
------------                                 -----------

                JAPAN - 27.6%
                COMMON STOCK
        82,000  Amada Metrecs Company Ltd.
                 Capital Equipment              $    973,271
        61,000  Arcland Sakamoto
                 Multi-Industry                      842,009
       151,000  Bridgestone Corporation
                 Materials                         2,548,971
        74,000  Credit Saison Company Ltd.
                 Services                          1,711,096
           150  DDI Corporation
                 Energy                            1,127,572
       321,000  Dai-Tokyo Fire & Marine
                 Insurance Company
                 Finance                           2,006,602
           250  East Japan Railway Company
                 Services                          1,149,552
       133,000  Fuji Photo Film Company
                 Capital Equipment                 3,823,721
        29,000  Glory Ltd.
                 Multi-Industry                      747,055
       206,000  Hanshin Electric Railway*
                 Services                            836,752
        26,400  Hirose Electric Company
                 Capital Equipment                 1,569,053
       283,000  Hitachi Ltd.
                 Capital Equipment                 2,513,013
       119,000  Ito-Yokado Company Ltd.
                 Services                          5,942,676
        62,000  Japan Airport Terminal Company
                 Services                            823,106
     1,787,000  Kobe Steel Ltd.*
                 Materials                         4,242,043
        15,000  Kyocera Corporation
                 Capital Equipment                   990,417
        36,000  Mabuchi Motor Company
                 Capital Equipment                 1,835,766
         6,000  Meiko Shokai
                 Capital Equipment                   246,878
       250,000  Mitsubishi Electric
                 Corporation
                 Capital Equipment                 1,448,479
       102,000  Murata Manufacturing Company
                 Ltd.
                 Capital Equipment                 3,282,223
        14,000  Nagaileben Company Ltd.
                 Consumer Durables                   572,358
        82,000  Omron Corporation
                 Services                          1,463,514
        38,700  SMC Corporation
                 Capital Equipment                 2,511,043
       286,000  Takeda Chemical Industries
                 Consumer Durables                 4,903,288
         9,300  Toho Company
                 Services                          1,430,895
                JAPAN (CONCLUDED)
       393,000  Tokio Marine & Fire Insurance
                 Company
                 Finance                        $  4,319,062
        92,000  Toyota Motor Corporation
                 Capital Equipment                 2,175,840
                                                ------------
                                                  56,036,255
                                                ------------
                KOREA, REPUBLIC OF   -  1.5%
                COMMON STOCK
        19,000  Korea Electric Power
                 Corporation
                 Energy                              558,249
           600  Korea Mobile
                 Telecommunications(a)
                 Services                            615,379
        23,500  Korean Air(a)
                 Services                            476,961
         7,250  Pohang Iron & Steel Company
                 Ltd.(a)
                 Materials                           470,411
         6,000  Samsung Electronics Company
                 Capital Equipment                   425,713
        29,957  Shinhan Bank(a)
                 Finance                             594,957
                                                ------------
                                                   3,141,670
                                                ------------
                MALAYSIA  -  2.9%
                Common Stock
       908,000  DCB Holdings Berhad(a)
                 Finance                           3,108,604
       325,000  Hicom Holdings Berhad
                 Multi-Industry                      868,262
       193,000  Tenaga Nasional Berhad
                 Energy                              771,511
       138,000  United Engineers (Malaysia)
                 Ltd.
                 Multi-Industry                    1,092,377
                                                ------------
                                                   5,840,754
                                                ------------
                MEXICO  -  0.3%
                COMMON STOCK
       166,000  Cemex SA de CV
                 Capital Equipment                   551,967
                                                ------------
                                                     551,967
                                                ------------

                NETHERLANDS  -  8.5%
                COMMON STOCK
       127,000  Elsevier NV
                 Capital Equipment                 2,111,924
        85,056  Getronics NV
                 Capital Equipment                 2,091,541
        15,000  Gucci Group
                 Services                          1,035,000
        18,700  Heineken NV
                 Consumer Non-Durables             3,534,231

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF OCTOBER 31, 1996

        SHARES                                     VALUE US$
   -----------                                    -----------
                NETHERLANDS (CONCLUDED)
       167,305  Internationale Nederlanden
                 Group NV
                 Finance                        $  5,219,033
        33,804  KLM Royal Dutch Air Lines NV
                 Services                            805,332
        35,265  NV Koninklijke Sphinx
                 Gustavsberg
                 Materials                           484,535
        18,039  Oce-Van Der Grinten NV
                 Capital Equipment                 1,925,380
           718  Samas-Groep NV
                 Capital Equipment                    24,557
                PREFERRED STOCK
         4,800  Internationale Nederlanden
                 Group NV
                 Finance                              25,503
                                                ------------
                                                  17,257,036
                                                ------------
                PHILIPPINES  -  1.3%
                COMMON STOCK
       691,937  Ayala Land Inc.
                 Finance                             737,223
        24,771  Manila Electric Company GDR
                 Energy                              879,371
         7,000  Philippine Long Distance
                 Telephone Company
                 Services                            419,521
         6,550  Philippine Long Distance
                 Telephone Company ADR
                 Services                            392,181
       572,000  SM Prime Holdings*
                 Finance                             121,887
                                                ------------
                                                   2,550,183
                                                ------------
                PORTUGAL  -  0.7%
                COMMON STOCK
        30,250  Portugal Telecom
                 Services                            787,050
        43,270  Semapa  -  Sociedade de
                 Investimento e Gestao SGPS
                 SA*
                 Materials                           647,763
                                                ------------
                                                   1,434,813
                                                ------------
                SINGAPORE  -  2.0%
                COMMON STOCK
       205,000  City Developments Ltd.
                 Finance                           1,615,090
       120,750  Development Bank of Singapore
                 Ltd.
                 Finance                           1,448,417
        57,420  Singapore Press Holdings Ltd.
                 Services                            953,671
                                                ------------
                                                   4,017,178
                                                ------------

                SPAIN  -  1.0%
                COMMON STOCK
         6,000  Banco Popular Espanol SA
                 Finance                        $  1,147,990
        37,000  Centros Comerciales Pryca SA
                 Services                            850,441
                                                ------------
                                                   1,998,431
                                                ------------
                SWEDEN  -  2.0%
                COMMON STOCK
       100,000  Atlas Copco AB
                 Capital Equipment                 2,064,133
        77,000  Telefonaktiebolaget LM
                 Ericsson 'B' Shares
                 Services                          2,087,897
                                                ------------
                                                   4,152,030
                                                ------------
                SWITZERLAND  -  8.8%
                COMMON STOCK
         3,500  ABB Asea Brown Boveri Ltd.
                 Capital Equipment                 4,343,370
         5,900  Adecco SA
                 Services                          1,664,018
        21,000  CS Holding AG
                 Finance                           2,106,340
         4,400  Ciba-Geigy AG
                 Materials                         5,442,760
         1,860  Nestle SA
                 Consumer Non-Durables             2,028,902
           300  Roche Holding AG
                 Consumer Non-Durables             2,278,541
                                                ------------
                                                  17,863,931
                                                ------------
                THAILAND   -  0.9%
                COMMON STOCK
        48,000  Bangkok Bank Public Company
                 Ltd.
                 Finance                             511,899
        36,000  Land & House Public Company
                 Ltd.
                 Finance                             299,236
        70,400  Thai Farmers Bank Public
                 Company Ltd.
                 Finance                             538,248
        50,000  United Communication Industry
                 Services                            415,604
                WARRANTS
        16,300  Thai Farmers Bank Public
                 Company Ltd.*(a)
                 Finance                              15,977
                                                ------------
                                                   1,780,964
                                                ------------

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS  (CONCLUDED)
AS OF OCTOBER 31, 1996

        SHARES                                     VALUE US$
   -----------                                    ----------
                UNITED KINGDOM  -  15.2%
                COMMON STOCK
       140,700  Airtours plc
                 Services                       $  1,496,370
       289,000  Asda Group plc
                 Services                            550,700
        53,500  Barclays plc
                 Finance                             840,403
        35,000  British Aerospace plc
                 Capital Equipment                   665,228
       112,000  British Airways plc
                 Services                          1,010,554
       156,800  British Land Company plc
                 Finance                           1,170,892
       443,500  British Steel plc
                 Capital Equipment                 1,233,349
       130,000  Cable & Wireless plc
                 Services                          1,035,342
       108,000  Cadbury Schweppes plc
                 Consumer Non-Durables               900,587
       135,000  Courtaulds plc
                 Materials                         1,002,606
       415,000  David S. Smith Holdings plc
                 Services                          2,108,795
        75,000  De La Rue plc
                 Services                            715,798
       116,773  Enterprise Oil plc
                 Energy                            1,058,375
       183,600  Guinness plc
                 Consumer Non-Durables             1,315,700
        70,000  Johnson Matthey plc
                 Multi-Industry                      693,730
        76,800  Kingfisher plc
                 Services                            819,283
       414,000  LASMO plc
                 Services                          1,436,189
       165,400  Lloyds TSB Group plc
                 Finance                           1,049,240
       297,000  LucasVarity plc*
                 Capital Equipment                 1,202,028
                UNITED KINGDOM (CONCLUDED)
       360,400  MFI Furniture plc
                 Services                       $  1,179,812
       284,000  Pilkington Brothers plc
                 Materials                           788,632
       160,835  Prudential Corporation plc
                 Finance                           1,215,430
        74,000  RTZ Corporation plc
                 Materials                         1,184,723
       157,000  Rank Group plc
                 Services                          1,044,536
       191,750  Tesco plc
                 Services                          1,039,947
       157,352  United News & Media plc
                 Services                          1,727,284
       349,200  Vodafone Group plc
                 Services                          1,353,588
        35,000  Zeneca Group plc
                 Consumer Durables                   953,094
                                                ------------
                                                  30,792,215
                                                ------------
       Par
   -----------
                REPURCHASE AGREEMENTS  -  1.5%
    $3,000,000  Chase Securities, Inc., 5.47%,
                 due 11/1/96,
                 to be repurchased at
                 $3,000,455.83.
                 Collateralized by $3,000,000
                 U.S. Treasury Notes,
                 7.50%, due 1/31/97.               3,000,000
                                                ------------
                Total Investments
                (cost $166,068,167) 97.1%        196,890,373
                Other Assets and Less
                Liabilities, 2.9%                  5,852,926
                                                ------------
                Total Net Assets 100%           $202,743,299
                                                ------------
                                                ------------

* Non-income producing security.

ADR  -  American Depositary Receipts

GDR  -  Global Depositary Receipts

(a) Valued pursuant to methodology approved by the Board of Trustees.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
         Investments, at value (cost $166,068,167) (Note 2)              $196,890,373
         Cash                                                               5,435,781
         Receivable for forward foreign currency contracts (Note 2)           160,604
         Receivable for dividends, tax reclaims and interest                  405,325
         Deferred organizational expense (Note 2)                               9,894
                                                                         ------------

                              Total Assets                                202,901,977
                                                                         ------------
LIABILITIES:
         Accrued investment advisory fees (Note 4)                             95,192
         Other payables and accrued expenses                                   63,486
                                                                         ------------

                              Total Liabilities                               158,678
                                                                         ------------

                              Net Assets                                 $202,743,299
                                                                         ------------
                                                                         ------------
NET ASSETS CONSIST OF:
         Investors' capital                                              $171,753,041
         Net unrealized appreciation of investments, forward foreign
           currency contracts and foreign currency transactions            30,990,258
                                                                         ------------

                              Net Assets                                 $202,743,299
                                                                         ------------
                                                                         ------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
         Dividend income (net of foreign withholding taxes of $627,277)   $ 3,819,695
         Interest income                                                      215,253
                                                                          -----------
                              Total Investment Income                       4,034,948
                                                                          -----------
EXPENSES:
         Investment advisory fees (Note 4)                                    978,697
         Administration fees (Note 4)                                         326,232
         Transfer agent fees and expenses (Note 4)                             12,038
         Custodian fees                                                       181,130
         Accounting service fees (Note 4)                                      74,000
         Other professional fees                                               47,630
         Trustees fees and expenses                                            13,608
         Other                                                                 49,388
         Amortization of organization costs (Note 2)                            2,473
                                                                          -----------
                              Total Expenses                                1,685,196
         Fee waiver (Note 4)                                                  (51,971)
                                                                          -----------
                              Net Expenses                                  1,633,225
                                                                          -----------

NET INVESTMENT INCOME                                                       2,401,723
                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FORWARD FOREIGN CURRENCY
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
         Net realized gain on investments                                  26,223,818
         Net realized gain on forward foreign currency contracts and
           foreign currency transactions                                    2,906,658
                                                                          -----------
                              Net realized gain on investments, forward
                                 foreign currency contracts and foreign
                                 currency transactions                     29,130,476
                                                                          -----------
         Net change in unrealized appreciation of investments              30,822,206
         Net change in unrealized appreciation of forward foreign
           currency contracts and foreign currency transactions               168,052
                                                                          -----------
                              Net change in unrealized appreciation of
                                 investments, forward foreign currency
                                 contracts and foreign currency
                                 transactions                              30,990,258
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FORWARD FOREIGN
CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS                       60,120,734
                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $62,522,457
                                                                          -----------
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE YEAR
                                                                                ENDED
                                                                           OCTOBER 31, 1996
                                                                           ----------------
INCREASE IN NET ASSETS:
OPERATIONS:
         Net investment income                                               $  2,401,723
         Net realized gain on investments, forward foreign currency
           contracts and foreign currency transactions                         29,130,476
         Net change in unrealized appreciation of investments, forward
           foreign currency contracts and foreign currency transactions        30,990,258
                                                                           ----------------
         Net increase in net assets resulting from operations                  62,522,457
                                                                           ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
         Contributions                                                        201,091,364
         Withdrawals                                                          (60,870,522)
                                                                           ----------------
         Net Transactions in Investors' Beneficial Interests                  140,220,842
                                                                           ----------------
INCREASE IN NET ASSETS                                                        202,743,299
NET ASSETS:
         Beginning of period                                                           --
                                                                           ----------------
         End of period                                                       $202,743,299
                                                                           ----------------
                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

         INTERNATIONAL EQUITY FUND (THE 'PORTFOLIO') is a separately managed, diversified portfolio of Schroder Capital Funds, a registered open-end management investment company. The Portfolio's investment objective is long-term capital appreciation through investment in securities markets outside the United States.

2. SIGNIFICANT ACCOUNTING POLICIES:

         The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles based upon the following significant accounting policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  SECURITY VALUATION

         Portfolio securities listed on the recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last trade prices are not available are valued at mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported price. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith using methods approved by the Board of Trustees. Board valued securities represented approximately 2.7% of total investments.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or upon receipt of notification of the dividend and verification of its effective date. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine gains and losses for both financial statement and Federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: assets and liabilities at the rate of exchange at the end of the respective period; purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities is not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

         At October 31, 1996, the Portfolio was obligated to sell foreign currencies in exchange for U.S. dollars as follows:

               Contract Date      Currency          Units        US Dollars    Unrealized Gain
----------------------------------------------------------------------------------------------

                  12/16/96      Swiss Francs        5,700,000    $4,637,529       $ 124,099
                                  Deutsche
                  12/18/96          Marks           8,500,000     5,653,475          36,505
                                                                               ---------------
                                                                                  $ 160,604
                                                                               ---------------
                                                                               ---------------

  REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. The investment adviser (SCMI) is responsible for determining the value of the underlying securities at all times. In the event of default, the Portfolio may have difficulties with the disposition of such securities.

  ORGANIZATIONAL COSTS

         Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period.

3. PURCHASES AND SALES OF SECURITIES:

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities for the year ended October 31, 1996, aggregated $118,629,667 and $210,762,070, respectively.

         For Federal income tax purposes, the tax basis of investment securities owned at October 31, 1996 was $166,095,944. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $53,479,944 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $22,685,515.

4. RELATED PARTIES:

         For the year ended October 31, 1996, remunerations to related parties were paid or accrued in the following amounts:

                                                                 EARNED     WAIVED       NET
                                                                --------    -------    --------

Schroder Capital Management International Inc.
  (Investment Adviser)                                          $978,697    $51,971    $926,726
Schroder Fund Advisors Inc.
  (Administrator)                                                326,232         --     326,232
Forum Financial Corp.
  (Fund Accountant and Transfer Agent)                            86,038         --      86,038

         The Portfolio retains Schroder Capital Management International Inc. ('SCMI') to act as investment adviser pursuant to an Investment Advisory Contract. SCMI manages the investment and reinvestment of the assets included in the Portfolio and continuously reviews, supervises and administers the Portfolio's investments. It is the responsibility of SCMI to make decisions relating to the Portfolio's investments and to

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED) place purchase and sale orders regarding such investments with brokers or dealers selected at its discretion. For its services as investment adviser to the Portfolio, SCMI receives a monthly fee equal on an annual basis to 0.45% of the average daily net assets of the Portfolio.

         The Portfolio has entered into an Administrative Services Contract with Schroder Fund Advisors Inc. ('Schroder Advisors'). In addition, the Portfolio and Schroder Advisors have entered into a Sub-Administration Agreement with Forum Financial Services, Inc. ('Forum'). Pursuant to their agreements, Schroder Advisors and Forum provide certain management and administrative services necessary to the Portfolio's operations other than the investment management and administrative services provided to the Portfolio by SCMI pursuant to the Investment Advisory Contract. Schroder Advisors is compensated for these services at an annual rate of 0.15% of the average daily net assets of the Portfolio, a portion of which Forum receives for its services with respect to the Portfolio. SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during fiscal year.

         Forum Financial Corp. ('FFC') , an affiliate of Forum, performs portfolio accounting services for the Portfolio pursuant to a Fund Accounting Agreement with Schroder Capital Funds. For its services, FFC receives a fee of $60,000 per year, plus additional surcharges based upon total assets or security positions.

         FFC is also the Portfolio's transfer agent pursuant to a Transfer Agency Agreement between Schroder Capital Funds and FFC. FFC is compensated for those services in the amount of $12,000 per year, plus certain interestholder account fees.

5. CONCENTRATION OF CREDIT RISK

         The Portfolio has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The Portfolio may be more susceptible to political, social and economic events adversely affecting Japanese companies than portfolios not so concentrated.

6. FEDERAL INCOME TAXES:

         The Portfolio is not required to pay Federal income taxes on its net investment income and net capital gain, as it is treated as a partnership for Federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been 'passed through' to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

7. FINANCIAL HIGHLIGHTS:

         Portfolio performance for the year ended October 31, 1996.

Ratio of expenses to average net assets net of fee waiver                                   0.75%
Ratio of net investment income to average net assets net of fee waiver                      1.10%
Ratio of expenses to average net assets excluding fee waivers                               0.77%
Ratio of net investment income to average net assets excluding fee waiver                   1.08%
Portfolio turnover rate                                                                    56.20%
Average brokerage commission per share (a)                                                $0.0256

------------

(a) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

         To the Investors and Trustees of International Equity Fund:

         We have audited the accompanying statement of assets and liabilities of the International Equity Fund (a separate portfolio of Schroder Capital Funds), including the schedule of investments, as of October 31, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Fund as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                         COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 23, 1996

--------------------------------------------------------------------------------
                                       26

TRUSTEES

Laura E. Luckyn-Malone

Hermann C. Schwab

Peter E. Guernsey

Ralph E. Hansmann (Honorary)

John I. Howell

Clarence F. Michalis

Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board

Laura E. Luckyn-Malone
  President

John Troiano
  Vice President

Mark J. Smith
  Vice President

Robert G. Davy
  Vice President

Richard Foulkes
  Vice President

Fariba Talebi
  Vice President

Ira L. Unschuld
  Vice President

John Y. Keffer
  Vice President

Catherine A. Mazza
  Vice President

Jane Lucas
  Vice President

Robert Jackowitz
  Treasurer

Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary

David I. Goldstein
  Assistant Treasurer
  Assistant Secretary

Margaret H. Douglas-Hamilton
  Secretary

Gerardo Machado
  Assistant Secretary

Barbara Gottlieb
  Assistant Secretary

--------------------------------------------------------------------------------

     INVESTMENT ADVISER

     Schroder Capital Management International Inc.
     787 Seventh Avenue
     New York, New York 10019

     ADMINISTRATOR & DISTRIBUTOR

     Schroder Fund Advisors Inc.
     787 Seventh Avenue
     New York, New York 10019

     CUSTODIAN

     The Chase Manhattan Bank, N.A.
     Global Custody Division
     Woolgate House, Coleman Street
     London EC2P 2HD, United Kingdom

     TRANSFER AND DIVIDEND
     DISBURSING AGENT

     Forum Financial Corp.
     Two Portland Square
     Portland, Maine 04101

     COUNSEL

     Jacobs Persinger & Parker
     77 Water Street
     New York, New York 10005

     INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P.
     One Post Office Square
     Boston, Massachusetts 02109

     This report is for the information of the shareholders of the Schroder International Fund. Its use in connec-tion with any offering of the Fund's shares is author-ized only in case of a concurrent or prior delivery of the Fund's current prospectus.




            [Logo]



            Schroder
            International
            Fund

            ANNUAL REPORT

            October 31, 1996

            Schroder Capital Funds
               (Delaware)

------  ------------------------------------------------------------------------

                          STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as................  'r'